SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC  20549

                                 FORM 8-K

                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES AND EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): February 13, 1998

                      WATERFORD GAMING FINANCE CORP.
          (Exact name of Registrant as specified in its charter)

        Delaware                 333-17795-01             06-1485836
      (state or other            (commission           (I.R.S. employer
       jurisdiction of            file number)          identification
      incorporation or                                      number)
        organization)

          914 Hartford Turnpike
             P.O. Box 715
             Waterford, CT                                  06385
   (Address of Principal Executive Offices)               (zip code)

Registrant's telephone number, including area code:  (860)442-4559

Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its quarterly report on Form 10-Q for the quarter ended December 31, 1997, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-Q SEC file reference no. 033-80655.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WATERFORD GAMING FINANCE CORP.



Date:  2/18/98                       By:/s/Len Wolman
                                        Len Wolman, Chief Executive Officer